Exhibit 10.1

[SHAREHOLDER VERSION]

FORM OF SUBSCRIPTION AGREEMENT

February     , 2003

[Name of Purchaser]

[Address]

Ladies and Gentlemen:

Banco Latinoamericano de Exportaciones, S.A., a limited liability company organized under the laws of the Republic of Panama (the “Company”), proposes to sell to              (the “Purchaser”) up to $             (the “Commitment Amount”) of shares of the Company’s Class              Common Stock, no par value.

The Purchaser’s agreement to purchase such shares is being entered into in connection with an offering by the Company to its existing shareholders (the “Rights Offering”) of              shares of the Company’s Common Stock, no par value (“Common Stock”), which is scheduled to expire on March             , 2003. In the Rights Offering, the Company’s shareholders are being offered the opportunity to subscribe for shares of Common Stock at a per share subscription price (the “Subscription Price”) equal to the lowest of the three averages of the last reported sales price of a share of the Company’s Class E Common Stock on the New York Stock Exchange for three periods consisting of 90, 30 and 10 trading days, respectively, each ending on the expiration date (the “Expiration Date”) of the Rights Offering.

The Purchaser and a group of other existing Class A and Class B shareholders of the Company and a small number of other institutions including multilateral organizations and development banks (together with the Purchaser, the “Core Support Group”) have agreed (or are expected to agree) pursuant to this Agreement and similar subscription agreements (together, the “Subscription Agreements”) between the Company and each member of the Core Support Group (each a “CSG Member”) to purchase shares of Common Stock from the Company to the extent that the Company’s shareholders do not subscribe for all of the shares offered in the Rights Offering. The Purchaser’s Commitment Amount represents its aggregate commitment to purchase shares in the Rights Offering (as provided below) and outside the Rights Offering as a CSG Member. The aggregate amount of commitments by CSG Members to purchase shares of Common Stock pursuant to executed and binding Subscription Agreements (reduced by the commitments certain of CSG Members which are Company shareholders to purchase shares in the Rights Offering) is referred to as the “Aggregate Adjusted Commitment Amount.”

Following the Expiration Date, the Company will determine the number of shares of Common Stock available for purchase by CSG Members and will allocate those shares (up to the Aggregate Adjusted Commitment Amount) among the CSG Members on a pro rata basis based on the respective Commitment Amounts (reduced by the respective commitments of certain CSG Members which are

Company shareholders to purchase shares in the Rights Offering) of the CSG Members set forth in their respective Subscription Agreements. The number of shares so allocated to each CSG Member (the “Allocated Number”) will be the number of shares to be purchased at the Subscription Price by such CSG Member under its Subscription Agreement outside the Rights Offering as a GSG Member; provided that, the Company may separately agree with any CSG Member to increase or decrease the Allocated Number of that CSG Member. In the case of the Purchaser, it’s Allocated Number of shares together with the shares it is agreeing to purchase in the Rights Offering is referred to as the “Shares.” The Purchaser agrees that it will exercise its Primary Subscription right and purchase shares in the Rights Offering, but that it will not purchase any shares pursuant to the Over-Subscription Privilege, as described in the Prospectus (as defined below). The sale of shares of Common Stock pursuant to the Rights Offering and the Subscription Agreements is referred to as the “Capital Increase”.

This is to confirm the agreement concerning the purchase of the Shares from the Company by the Purchaser.

1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell to the Purchaser the Shares and the Purchaser agrees to purchase, at the Subscription Price, the Shares.

2. Delivery and Payment. Delivery of a certificate or certificates for the Shares registered in the name of the Purchaser shall be made by the Company to the Purchaser, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company shall take place at the offices of             , at 10:00 a.m., New York City time, on the              business day after the Expiration Date, or at such time on such other date, not later than              business days after the Expiration Date, as shall be designated in writing by the Company to the Purchaser (such time and date of delivery and payment are called the “Closing Date”).

3. Regulation S; Registration Statement and Prospectus. The Common Stock being sold to the Purchaser and the other CSG Members pursuant to the Subscription Agreements is being offered and sold pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S thereunder (“Regulation S”). The shares of Common Stock offered in the Rights Offering, and the resale of the Shares (the “Resale”), have been registered under the Securities Act, and the Company has prepared in conformity with the requirements of the Securities Act, and the published rules and regulations thereunder (the “Rules”) adopted by the United States Securities and Exchange Commission (the “Commission”), a Registration Statement (as defined below) on Form F-2 (No. 33-            ), relating to the Rights Offering and the Resale, and has filed the Registration Statement and such amendments thereof as may have been required to the date of this Agreement with the Commission. Such Registration Statement has been declared effective by the Commission, and no further amendments thereto or supplements thereof have been filed by the Company with the Commission. Copies of such Registration Statement (including all amendments thereof) have heretofore been delivered by the Company to the Purchaser. The Registration Statement as amended at the time and on the date it became effective on February             , 2003 (the “Effective Date”), including all exhibits and information, if any, deemed to be part of the Registration Statement, is called the “Registration Statement.” The term “Prospectus” means the prospectus in the form used to solicit subscriptions in the Rights Offering.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to and agrees with the Purchaser as follows:

(a) On the Effective Date the Registration Statement complied (and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission and at the Closing Date, the Registration Statement and the Prospectus and any amendment thereof or supplement thereto will comply) in all material respects with the applicable provisions of the Securities Act and the Rules; the conditions for the use of Form F-2 by the Company, as set forth in the General Instructions thereto, have been satisfied; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for inclusion therein.

(b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(c) The consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly on a consolidated basis the financial position, results of operations, changes in stockholders equity and cash flows and the other information purported to be shown therein of the Company and its subsidiaries at the respective dates and for the respective periods shown thereby; and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“US GAAP”), consistently applied throughout the periods involved, and, in the case of the financial statements for any interim periods, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial information for such periods.

(d) KPMG Peat Marwick, whose reports have been filed with the Commission and are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(e) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the Republic of Panama (“Panama”). Banco Latinoamericano de Exportaciones, Limited (BLADEX) (“Bladex Cayman”) has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands, B.W.I. (the “Cayman Islands”). Bladex Representacao Ltda. (“Bladex Brazil”) has been duly organized and is validly existing as a corporation in good standing under the laws of Brazil. Bladex Cayman and Bladex Brazil are each referred to herein as a “Subsidiary” and together the “Subsidiaries”. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary.

Except for the Subsidiaries, the Company has no significant direct or indirect subsidiaries and does not control, directly or indirectly, any significant corporation, partnership, joint venture, association or other business organization. Except for the Company’s New York agency (the “New York Agency”), the Company’s representative offices in Buenos Aires, Argentina and Mexico City, Mexico (the “Representative Offices”) and the Subsidiaries, the Company has no offices, operations, agencies or branches outside Panama. The New York Agency is duly licensed under the laws of the State of New York to carry on the business of an agency. Each of the Representative Offices in the Republic of Argentina and Mexico is duly licensed under the laws of the Republic of Argentina and Mexico, respectively, to carry on the business of a representative office.

(f) Each of the Company and each Subsidiary has all necessary corporate power and authority and owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations required under the laws of the Republic of Panama, the Cayman Islands, Brazil, the United States and any other jurisdiction in which the Company or the Subsidiaries transact business in order to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted and as described in the Prospectus (including, without limitation, with respect to the operation of the New York Agency, the Representative Offices and the Subsidiaries); all of such licenses, permits, certificates, consents, orders, approvals and authorizations are in full force and effect and neither the Company nor either Subsidiary has received any notice of proceedings relating to any revocation or modification thereof.

(g) The Company and each Subsidiary each have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property or do not materially interfere with the use made of such property by the Company or a Subsidiary; and all real property and buildings held under lease by the Company or either Subsidiary are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or the Subsidiaries.

(h) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the Company’s best knowledge, threatened or contemplated (and the Company does not know of any basis therefor) to which the Company or either Subsidiary is or may be a party or of which the business or property of the Company or either Subsidiary is or may be subject that is material to the Company and the Subsidiaries, taken as a whole, or which is required to be disclosed in the Prospectus.

(i) Except as disclosed in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, prospects, financial condition or results of operations of the Company and the Subsidiaries whether or not arising from transactions in the ordinary course of business, and neither the Company nor either Subsidiary has sustained any material loss or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, or due to any political or military event. Reference in this Agreement to events or circumstances that may affect the “prospects” of the Company or the Subsidiaries refer to events or circumstances that the applicable person or, in the case of the Company, management knows with a reasonable degree of certainty are likely to have a material adverse effect on the Company’s future business, financial condition or results of operations.

(j) Except as may be disclosed in the Prospectus, the business of the Company and the Subsidiaries has been conducted in all material respects in compliance with all applicable laws, rules and regulations of the Republic of Panama, the Cayman Islands, Brazil, the United States and any other jurisdiction in which the Company or the Subsidiaries transact business, and of any regulatory agency or authority therein. Neither the Company nor either Subsidiary is in violation of any term or provision of its charter or by-laws or other governing documents or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, foreign or domestic, where the consequences of such violation could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(k) No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or either Subsidiary of any agreement, indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or either Subsidiary is a party or by which any of them or their respective properties or businesses may be bound which default or event, individually or in the aggregate with all such other defaults or events, could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(l) Neither the execution, delivery and performance of this Agreement or any of the other Subscription Agreements by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company or either Subsidiary pursuant to the terms of, any agreement, indenture, or other instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary is bound or to which any of the property or assets of the Company or either Subsidiary is subject, nor will such actions violate the charter or by-laws or other governing document of the Company or either Subsidiary or any applicable law, rule, administrative regulation or decree of any court or governmental agency or governmental authority having jurisdiction over the Company or either Subsidiary or any of their properties, except for such conflicts, breaches, defaults, violations and other events or liens as would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(m) No consent, approval, authorization or order of, or filing, registration, or qualification with, any governmental agency or authority is required in connection with the execution and delivery by the Company of this Agreement and the other Subscription Agreements or the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering), except as may be required under the Securities Act and the Rules, the Exchange Act, the Blue Sky laws of the various states of the United States, or the securities laws of jurisdictions other than the United States in connection with any sales of shares of Common Stock therein.

(n) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

(o) The Company’s capitalization is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company, free and clear of all liens, encumbrances, equities or claims of any third parties.

(p) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not subject to the pre-emptive rights of any other shareholder of the Company; and the Shares will conform to the description thereof contained in the Prospectus.

(q) Subsequent to December 31, 2002, except as otherwise disclosed in the Registration Statement and the Prospectus, neither the Company nor either Subsidiary has (i) issued any securities or incurred any material liability or obligation, whether fixed or contingent, except for liabilities or obligations incurred in the ordinary course of its banking business, (ii) entered into any transaction not in the ordinary course of its banking business, or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(r) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement the other Subscription Agreements and the issuance and sale of the Shares. This Agreement and the other Subscription Agreements have been duly and validly authorized, executed and delivered by the Company.

(s) Each of the Company and each Subsidiary has duly filed with the appropriate taxing authorities all Tax Returns (as defined below) required to be filed by any of them and such Tax Returns are each correct and complete in all material respects, and there is no tax deficiency that has been asserted against the Company or either Subsidiary by any taxing authority with jurisdiction over the Company or either Subsidiary that could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole. The term “Tax Return” means any report, return, application or other information supplied or required to be supplied by the Company or either Subsidiary to a taxing authority in the Republic of Panama, the United States, the Cayman Islands, Brazil or elsewhere.

(t) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchaser to the Republic of Panama or to any political subdivision or taxing authority thereof or therein in connection with the purchase by the Purchaser of the Shares or the resale thereof; and all dividends and other distributions paid on or in respect of the Shares to all persons whether residents or non-residents of the Republic of Panama will not be subject to Panamanian income, withholding or other taxes.

(u) The Shares have been duly authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

(v) The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(w) The agreement between the Republic of Panama and the Company, approved by Ley Numero 38 dated July 25, 1978, is in full force and effect and the Company is in compliance with all conditions and requirements thereof and with all other laws and regulations relating thereto.

(x) The Company maintains anti-money laundering and “know your customer” policies and guidelines, descriptions of which have been delivered or made available to the Purchaser, and such policies remain in full force and effect and have not been modified in any significant way from the descriptions of such policies provided or made available to the Purchaser.

(y) Schedule I contains a list of the Company’s Board of Directors and members of its senior management group.

(z) The Company has insured its properties and assets with financially sound and reputable insurers.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to and agrees with the Company as follows:

(a) The Purchaser is not a U.S. Person (as defined in Regulation S) and is acquiring the Shares for the Purchaser’s own account for investment purposes only and not with a view to resale or distribution. No offer to sell or buy the Shares was made to or by a representative of the Purchaser while such representative was in the United States and the decision by the Purchaser to buy the Shares was made outside of the United States.

(b) To the full satisfaction of the Purchaser, the Purchaser has been furnished any materials the Purchaser has requested relating to the Company and the purchase of the Shares, and the Purchaser has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of this Agreement and to obtain any additional information necessary to verify the accuracy of any representations or warranties set forth in this Agreement.

6. Conditions of the Purchaser’s Obligations. The obligations of the Purchaser under this Agreement to purchase the Shares are subject to each of the following terms and conditions:

(a) On the Closing Date, the Company shall receive subscription proceeds for shares of Common Stock sold pursuant to the Rights Offering and the Subscription Agreements equal to at least $100 million.

(b) The representations and warranties of the Company contained in this Agreement and in the certificate delivered pursuant to Section 6(c) shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(c) The Purchaser shall have received on the Closing Date a certificate, addressed to it and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined this Agreement and that the representations and warranties of the Company contained in this Agreement are true and correct as if made on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

(d) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests by the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with.

(e) On the Closing Date there shall have been furnished to the Purchaser the opinion of Arias, Fábrega & Fábrega, Panamanian counsel for the Company, dated the Closing Date and in form and substance satisfactory to counsel for the Purchaser, to the effect that:

(i) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the Republic of Panama and is duly qualified to do business and is in good standing in the Republic of Panama and, to the best knowledge of such counsel, but without inquiry, in each other jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary. To the best knowledge of such counsel, no proceeding has been instituted by any relevant regulatory authority in the Republic of Panama for the dissolution or termination of the corporate existence of the Company.

(ii) The Company has all necessary corporate power and authority and owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations required under the laws of the Republic of Panama in order to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted and as described in the Prospectus (including, without limitation, with respect to the operation of the New York Agency, the Representative Offices and the Subsidiaries); and to the best knowledge of such counsel, all of such licenses, permits, certificates, consents, orders, approvals or authorizations are in full force and effect and neither the Company nor either Subsidiary has received any notice of proceedings relating to any revocation or modification thereof.

(iii) The Company’s capitalization is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

(iv) To the best knowledge of such counsel, the Company is not in violation of or conflict with any term or provision of its charter or by-laws or other governing documents and neither the Company nor either Subsidiary is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation of the Republic of Panama where the consequences of such violation could have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(v) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any agreement, indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or its properties or businesses may be bound which default or event, individually or in the aggregate with all such other defaults or events, could have a material adverse effect on the business, financial condition or results of operations of the Company.

(vi) The Shares to be issued and sold by the Company to the Purchaser hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued, fully paid and non-assessable and not subject to the pre-emptive rights of any shareholder of the Company.

(vii) The execution, delivery and performance of this Agreement and the other Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will not conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company pursuant to the terms of, any material agreement, indenture, or other instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions violate the charter or by-laws or other governing document of the Company or any applicable law, rule or administrative regulation of or in the Republic of Panama, or any decree known to such counsel of any court or governmental agency or governmental authority of or in the Republic of Panama having jurisdiction over the Company or the Subsidiaries or any of their properties, except for such conflicts, breaches, defaults and other events as would not, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(viii) No consent, approval, authorization or order of or filing, registration, or qualification with any governmental agency or authority of or within the Republic of Panama is required in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering).

(ix) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly executed and delivered by the Company.

(x) The certificates for the Shares to be sold by the Company and delivered to the Purchaser on the Closing Date are in due and proper form under Panamanian law.

(xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchaser to the Republic of Panama or to any political subdivision or taxing authority thereof or therein in connection with the purchase by the Purchaser of the Shares; and all dividends and other distributions paid on or in respect of the Shares to all persons whether residents or non-residents of the Republic of Panama will not be subject to Panamanian income, withholding or other taxes.

(xii) To the best knowledge of such counsel, there is no action, suit, investigation or proceeding, governmental or otherwise, pending, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject that is material to the Company.

(xiii) The courts of the Republic of Panama will observe and give effect to the choice of New York law as the governing law of this Agreement.

(f) On the Closing Date there shall have been furnished to the Purchaser the opinion of Clifford Chance US LLP, United States counsel for the Company, dated the Closing Date and in form and substance satisfactory to counsel for the Purchaser, to the effect that:

(i) To the best knowledge of such counsel there is no action, suit, investigation or proceeding, governmental or otherwise, pending, threatened or contemplated to which the Company or either Subsidiary is or may be a party or of which the business or property of the Company or either Subsidiary is or may be subject that is material to the Company and the Subsidiaries, taken as a whole, or which is required to be disclosed in the Registration Statement and the Prospectus.

(ii) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will not violate or contravene any United States federal or New York law, rule or administrative regulation or any decree or order known to such counsel of any United States federal or New York court or governmental agency or body having jurisdiction over the Company or either Subsidiary or any of their respective properties, and except as required by the Securities Act, the Exchange Act and applicable state securities or Blue Sky laws, no consent, approval, authorization or order of any United States federal or New York court, governmental agency or body is required in connection with the issuance of the Shares by the Company and the consummation of the other transactions contemplated by this Agreement.

(iii) The Company is not an “investment company” or a company “controlled” by an “investment company” as defined in the Investment Company Act.

(iv) The Registration Statement was declared effective under the Securities Act on the Effective Date and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before the Commission under the Securities Act.

7. Conditions of the Company’s Obligations. The obligations of the Company under this Agreement to sell the Shares are subject to each of the following terms and conditions:

(a) On the Closing Date, the Company shall receive subscription proceeds for shares of Common Stock sold pursuant to the Rights Offering and the Subscription Agreements equal to at least $100 million.

(b) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date.

8. Covenants of the Company. The Company covenants and agrees with the Purchaser that, for as long as the Purchaser is a shareholder of the Company, the Company shall:

(a) exercise due diligence in conducting its business in accordance with sound financial and banking standards and practices;

(b) comply with all relevant laws and regulations;

(c) keep its properties and business insured, as applicable for financial institutions of its size and business scope, with financially sound and reputable insurers;

(d) maintain an accounting system in conformity with US GAAP and an adequate management information system;

(e) maintain appropriate auditors, which would include Deloitte Touche Tohmatsu, Ernst & Young, PriceWaterhouseCoopers or KPMG (or a successor to any of such firms);

(f) obtain and maintain in force all licenses, approvals or consents necessary for the carrying out of its business and operations and perform and observe all the conditions and restrictions contained in, or imposed on the Company or any of its subsidiaries by, any such licenses, approvals or consents;

(g) carry out promptly the recommendations made by the Company’s independent auditors in their management letter on administrative, control and accounting systems and procedures; and

(h) make provisions for its operations and/or assets and liabilities, and/or memorandum accounts at all times at least in accordance with the levels recommended or required by any authority with supervisory or regulatory jurisdiction over the Company and, in the event that the recommendation or requirement of two or more such authorities are divergent, the most conservative recommendation shall apply.

9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on the Closing Date (i) by the Purchaser by notifying the Company in writing at any time at or before the Closing Date if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement or if the Closing Date shall not have occurred by             , 2003 as a result of the failure to fulfill any such condition; or (ii) by the Company by notifying the Purchaser in writing at any time at or before the Closing Date if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement or if the Closing Date shall not have occurred by             , 2003 as a result of the failure to fulfill any such condition.

10. Miscellaneous. The respective agreements, representations and warranties, indemnities and other statements of the Company or its directors or officers and of the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company and shall survive delivery of and payment for the Shares.

Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, or by telecopy with written confirmation of transmission and receipt:

(a) if to the Purchaser,                                                                  , telephone: (      )             , telecopy: (      )                 , Attention:                 .

(b) if to the Company, to Banco Latinoamericano de Exportaciones, S.A., Calle 50 y Aquilino de la Guardia, Apartado 6-1497, El Dorado, Panama City, Republic of Panama, telephone: ###-##-####, telecopy: ###-##-####, Attention: José Castañeda.

11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

BANCO LATINOAMERICANO DE EXPORTACIONES, S.A.

By:
Name: Title:

[PURCHASER]

By:
Name: Title:

SCHEDULE I

BLADEX BOARD OF DIRECTORS

BLADEX SENIOR MANAGEMENT GROUP

[MULTILATERAL VERSION]

FORM OF SUBSCRIPTION AGREEMENT

February     , 2003

[Name of Purchaser]

[Address]

Ladies and Gentlemen:

Banco Latinoamericano de Exportaciones, S.A., a limited liability company organized under the laws of the Republic of Panama (the “Company”), proposes to sell to                           (the “Purchaser”) up to $             (the “Commitment Amount”) of shares of the Company’s Class      Common Stock, no par value.

The Purchaser’s agreement to purchase such shares is being entered into in connection with an offering by the Company to its existing shareholders (the “Rights Offering”) of              shares of the Company’s Common Stock, no par value (“Common Stock”), which is scheduled to expire on March     , 2003. In the Rights Offering, the Company’s shareholders are being offered the opportunity to subscribe for shares of Common Stock at a per share subscription price (the “Subscription Price”) equal to the lowest of the three averages of the last reported sales price of a share of the Company’s Class E Common Stock on the New York Stock Exchange for three periods consisting of 90, 30 and 10 trading days, respectively, each ending on the expiration date (the “Expiration Date”) of the Rights Offering.

The Purchaser and a group of other institutions, including other multilateral organizations and development banks, and existing Class A and Class B shareholders of the Company (together with the Purchaser, the “Core Support Group”) have agreed (or are expected to agree) pursuant to this Agreement and similar subscription agreements (together, the “Subscription Agreements”) between the Company and each member of the Core Support Group (each a “CSG Member”) to purchase shares of Common Stock from the Company to the extent that the Company’s shareholders do not subscribe for all of the shares offered in the Rights Offering. The aggregate amount of commitments by CSG Members to purchase shares of Common Stock pursuant to executed and binding Subscription Agreements (reduced by the commitments of certain CSG Members which are Company shareholders to purchase shares in the Rights Offering) is referred to as the “Aggregate Adjusted Commitment Amount.”

Following the Expiration Date, the Company will determine the number of shares of Common Stock available for purchase by CSG Members and will allocate those shares (up to the Aggregate Adjusted Commitment Amount) among the CSG Members on a pro rata basis based on the respective Commitment Amounts (reduced by the respective commitments of certain CSG Members which are Company shareholders to purchase shares in the Rights Offering) of the CSG Members set forth in their respective Subscription Agreements. The number of shares so allocated to each CSG Member (the

“Allocated Number”) will be the number of shares to be purchased at the Subscription Price by such CSG Member (and in the case of the Purchaser this number of shares is referred to as the “Shares”) under its Subscription Agreement outside of the Rights Offering as a CSG Member; provided that, the Company may separately agree with any CSG Member to increase or decrease the Allocated Number of that CSG Member. The sale of shares of Common Stock pursuant to the Rights Offering and the Subscription Agreements is referred to as the “Capital Increase.”

This is to confirm the agreement concerning the purchase of the Shares from the Company by the Purchaser.

1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell to the Purchaser the Shares and the Purchaser agrees to purchase, at the Subscription Price, the Shares.

2. Delivery and Payment. Delivery of a certificate or certificates for the Shares registered in the name of the Purchaser shall be made by the Company to the Purchaser, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company shall take place at the offices of                                 , at 10:00 a.m., New York City time, on the              business day after the Expiration Date, or at such time on such other date, not later than              business days after the Expiration Date, as shall be designated in writing by the Company to the Purchaser (such time and date of delivery and payment are called the “Closing Date”).

3. Regulation S; Registration Statement and Prospectus. The Common Stock being sold to the Purchaser and the other CSG Members pursuant to the Subscription Agreements is being offered and sold pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S thereunder (“Regulation S”). The shares of Common Stock offered in the Rights Offering, and the resale of the Shares (the “Resale”), have been registered under the Securities Act, and the Company has prepared in conformity with the requirements of the Securities Act, and the published rules and regulations thereunder (the “Rules”) adopted by the United States Securities and Exchange Commission (the “Commission”), a Registration Statement (as defined below) on Form F-2 (No. 33-            ), relating to the Rights Offering and the Resale, and has filed the Registration Statement and such amendments thereof as may have been required to the date of this Agreement with the Commission. Such Registration Statement has been declared effective by the Commission, and no further amendments thereto or supplements thereof have been filed by the Company with the Commission. Copies of such Registration Statement (including all amendments thereof) have heretofore been delivered by the Company to the Purchaser. The Registration Statement as amended at the time and on the date it became effective on February     , 2003 (the “Effective Date”), including all exhibits and information, if any, deemed to be part of the Registration Statement, is called the “Registration Statement.” The term “Prospectus” means the prospectus in the form used to solicit subscriptions in the Rights Offering.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to and agrees with the Purchaser as follows:

(a) On the Effective Date the Registration Statement complied (and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission and at the Closing Date, the Registration Statement and the Prospectus and any amendment thereof or supplement thereto will comply) in all material respects with the applicable provisions

2

of the Securities Act and the Rules; the conditions for the use of Form F-2 by the Company, as set forth in the General Instructions thereto, have been satisfied; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for inclusion therein.

(b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(c) The consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly on a consolidated basis the financial position, results of operations, changes in stockholders equity and cash flows and the other information purported to be shown therein of the Company and its subsidiaries at the respective dates and for the respective periods shown thereby; and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“US GAAP”), consistently applied throughout the periods involved, and, in the case of the financial statements for any interim periods, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial information for such periods.

(d) KPMG Peat Marwick, whose reports have been filed with the Commission and are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(e) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the Republic of Panama (“Panama”). Banco Latinoamericano de Exportaciones, Limited (BLADEX) (“Bladex Cayman”) has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands, B.W.I. (the “Cayman Islands”). Bladex Representacao Ltda. (“Bladex Brazil”) has been duly organized and is validly existing as a corporation in good standing under the laws of Brazil. Bladex Cayman and Bladex Brazil are each referred to herein as a “Subsidiary” and together the “Subsidiaries.” Each of the Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary. Except for the Subsidiaries, the Company has no significant direct or indirect subsidiaries and does not control, directly or indirectly, any significant corporation, partnership, joint venture, association or other business organization. Except for the Company’s New York agency (the “New York Agency”), the Company’s representative offices in Buenos Aires, Argentina and Mexico City, Mexico (the “Representative Offices”) and the Subsidiaries, the Company has no

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offices, operations, agencies or branches outside Panama. The New York Agency is duly licensed under the laws of the State of New York to carry on the business of an agency. Each of the Representative Offices in the Republic of Argentina and Mexico is duly licensed under the laws of the Republic of Argentina and Mexico, respectively, to carry on the business of a representative office.

(f) Each of the Company and each Subsidiary has all necessary corporate power and authority and owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations required under the laws of the Republic of Panama, the Cayman Islands, Brazil, the United States and any other jurisdiction in which the Company or the Subsidiaries transact business in order to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted and as described in the Prospectus (including, without limitation, with respect to the operation of the New York Agency, the Representative Offices and the Subsidiaries); all of such licenses, permits, certificates, consents, orders, approvals and authorizations are in full force and effect and neither the Company nor either Subsidiary has received any notice of proceedings relating to any revocation or modification thereof.

(g) The Company and each Subsidiary each have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property or do not materially interfere with the use made of such property by the Company or a Subsidiary; and all real property and buildings held under lease by the Company or either Subsidiary are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or the Subsidiaries.

(h) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the Company’s best knowledge, threatened or contemplated (and the Company does not know of any basis therefor) to which the Company or either Subsidiary is or may be a party or of which the business or property of the Company or either Subsidiary is or may be subject that is material to the Company and the Subsidiaries, taken as a whole, or which is required to be disclosed in the Prospectus.

(i) Except as disclosed in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, prospects, financial condition or results of operations of the Company and the Subsidiaries whether or not arising from transactions in the ordinary course of business, and neither the Company nor either Subsidiary has sustained any material loss or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, or due to any political or military event. Reference in this Agreement to events or circumstances that may affect the “prospects” of the Company or the Subsidiaries refer to events or circumstances that the applicable person or, in the case of the Company, management knows with a reasonable degree of certainty are likely to have a material adverse effect on the Company’s future business, financial condition or results of operations.

(j) Except as may be disclosed in the Prospectus, the business of the Company and the Subsidiaries has been conducted in all material respects in compliance with all applicable laws, rules and regulations of the Republic of Panama, the Cayman Islands, Brazil, the United States

4

and any other jurisdiction in which the Company or the Subsidiaries transact business, and of any regulatory agency or authority therein. Neither the Company nor either Subsidiary is in violation of any term or provision of its charter or by-laws or other governing documents or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, foreign or domestic, where the consequences of such violation could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(k) No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or either Subsidiary of any agreement, indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or either Subsidiary is a party or by which any of them or their respective properties or businesses may be bound which default or event, individually or in the aggregate with all such other defaults or events, could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(l) Neither the execution, delivery and performance of this Agreement or any of the other Subscription Agreements by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company or either Subsidiary pursuant to the terms of, any agreement, indenture, or other instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary is bound or to which any of the property or assets of the Company or either Subsidiary is subject, nor will such actions violate the charter or by-laws or other governing document of the Company or either Subsidiary or any applicable law, rule, administrative regulation or decree of any court or governmental agency or governmental authority having jurisdiction over the Company or either Subsidiary or any of their properties, except for such conflicts, breaches, defaults, violations and other events or liens as would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(m) No consent, approval, authorization or order of, or filing, registration, or qualification with, any governmental agency or authority is required in connection with the execution and delivery by the Company of this Agreement and the other Subscription Agreements or the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering), except as may be required under the Securities Act and the Rules, the Exchange Act, the Blue Sky laws of the various states of the United States, or the securities laws of jurisdictions other than the United States in connection with any sales of shares of Common Stock therein.

(n) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

(o) The Company’s capitalization is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are

5

fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company, free and clear of all liens, encumbrances, equities or claims of any third parties.

(p) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and not subject to the pre-emptive rights of any other shareholder of the Company; and the Shares will conform to the description thereof contained in the Prospectus.

(q) Subsequent to December 31, 2002, except as otherwise disclosed in the Registration Statement and the Prospectus, neither the Company nor either Subsidiary has (i) issued any securities or incurred any material liability or obligation, whether fixed or contingent, except for liabilities or obligations incurred in the ordinary course of its banking business, (ii) entered into any transaction not in the ordinary course of its banking business, or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(r) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement the other Subscription Agreements and the issuance and sale of the Shares. This Agreement and the other Subscription Agreements have been duly and validly authorized, executed and delivered by the Company.

(s) Each of the Company and each Subsidiary has duly filed with the appropriate taxing authorities all Tax Returns (as defined below) required to be filed by any of them and such Tax Returns are each correct and complete in all material respects, and there is no tax deficiency that has been asserted against the Company or either Subsidiary by any taxing authority with jurisdiction over the Company or either Subsidiary that could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole. The term “Tax Return” means any report, return, application or other information supplied or required to be supplied by the Company or either Subsidiary to a taxing authority in the Republic of Panama, the United States, the Cayman Islands, Brazil or elsewhere.

(t) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchaser to the Republic of Panama or to any political subdivision or taxing authority thereof or therein in connection with the purchase by the Purchaser of the Shares or the resale thereof; and all dividends and other distributions paid on or in respect of the Shares to all persons whether residents or non-residents of the Republic of Panama will not be subject to Panamanian income, withholding or other taxes.

(u) The Shares have been duly authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

(v) The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

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(w) The agreement between the Republic of Panama and the Company, approved by Ley Numero 38 dated July 25, 1978, is in full force and effect and the Company is in compliance with all conditions and requirements thereof and with all other laws and regulations relating thereto.

(x) The Company maintains anti-money laundering and “know your customer” policies and guidelines, descriptions of which have been delivered or made available to the Purchaser, and such policies remain in full force and effect and have not been modified in any significant way from the descriptions of such policies provided or made available to the Purchaser.

(y) Schedule I contains a list of the Company’s Board of Directors and members of its senior management group.

(z) The Company has insured its properties and assets with financially sound and reputable insurers.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to and agrees with the Company as follows:

(a) The Purchaser is not a U.S. Person (as defined in Regulation S) and is acquiring the Shares for the Purchaser’s own account for investment purposes only and not with a view to resale or distribution. No offer to sell or buy the Shares was made to or by a representative of the Purchaser while such representative was in the United States and the decision by the Purchaser to buy the Shares was made outside of the United States.

(b) To the full satisfaction of the Purchaser, the Purchaser has been furnished any materials the Purchaser has requested relating to the Company and the purchase of the Shares, and the Purchaser has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of this Agreement and to obtain any additional information necessary to verify the accuracy of any representations or warranties set forth in this Agreement.

6. Conditions of the Purchaser’s Obligations. The obligations of the Purchaser under this Agreement to purchase the Shares are subject to each of the following terms and conditions:

(a) On the Closing Date, the Company shall receive subscription proceeds for shares of Common Stock sold pursuant to the Rights Offering and the Subscription Agreements equal to at least $100 million.

(b) The representations and warranties of the Company contained in this Agreement and in the certificate delivered pursuant to Section 6(c) shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(c) The Purchaser shall have received on the Closing Date a certificate, addressed to it and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined this Agreement and that the representations and warranties of the Company contained in this Agreement are true and correct as if made on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Company has performed all

7

covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

(d) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests by the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with.

(e) On the Closing Date there shall have been furnished to the Purchaser the opinion of Arias, Fábrega & Fábrega, Panamanian counsel for the Company, dated the Closing Date and in form and substance satisfactory to counsel for the Purchaser, to the effect that:

(i) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the Republic of Panama and is duly qualified to do business and is in good standing in the Republic of Panama and, to the best knowledge of such counsel, but without inquiry, in each other jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary. To the best knowledge of such counsel, no proceeding has been instituted by any relevant regulatory authority in the Republic of Panama for the dissolution or termination of the corporate existence of the Company.

(ii) The Company has all necessary corporate power and authority and owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations required under the laws of the Republic of Panama in order to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted and as described in the Prospectus (including, without limitation, with respect to the operation of the New York Agency, the Representative Offices and the Subsidiaries); and to the best knowledge of such counsel, all of such licenses, permits, certificates, consents, orders, approvals or authorizations are in full force and effect and neither the Company nor either Subsidiary has received any notice of proceedings relating to any revocation or modification thereof.

(iii) The Company’s capitalization is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

(iv) To the best knowledge of such counsel, the Company is not in violation of or conflict with any term or provision of its charter or by-laws or other governing documents and neither the Company nor either Subsidiary is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation of the Republic of Panama where the consequences of such violation could have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(v) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any agreement, indenture, mortgage, deed of trust, note or any other agreement or

8

instrument to which the Company is a party or by which it or its properties or businesses may be bound which default or event, individually or in the aggregate with all such other defaults or events, could have a material adverse effect on the business, financial condition or results of operations of the Company.

(vi) The Shares to be issued and sold by the Company to the Purchaser hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued, fully paid and non-assessable and not subject to the pre-emptive rights of any shareholder of the Company.

(vii) The execution, delivery and performance of this Agreement and the other Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will not conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company pursuant to the terms of, any material agreement, indenture, or other instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions violate the charter or by-laws or other governing document of the Company or any applicable law, rule or administrative regulation of or in the Republic of Panama, or any decree known to such counsel of any court or governmental agency or governmental authority of or in the Republic of Panama having jurisdiction over the Company or the Subsidiaries or any of their properties, except for such conflicts, breaches, defaults and other events as would not, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

(viii) No consent, approval, authorization or order of or filing, registration, or qualification with any governmental agency or authority of or within the Republic of Panama is required in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering).

(ix) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly executed and delivered by the Company.

(x) The certificates for the Shares to be sold by the Company and delivered to the Purchaser on the Closing Date are in due and proper form under Panamanian law.

(xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchaser to the Republic of Panama or to any political subdivision or taxing authority thereof or therein in connection with the purchase by the Purchaser of the Shares; and all dividends and other distributions paid on or in respect of the Shares to all persons whether residents

9

or non-residents of the Republic of Panama will not be subject to Panamanian income, withholding or other taxes.

(xii) To the best knowledge of such counsel, there is no action, suit, investigation or proceeding, governmental or otherwise, pending, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject that is material to the Company.

(xiii) The courts of the Republic of Panama will observe and give effect to the choice of New York law as the governing law of this Agreement.

(f) On the Closing Date there shall have been furnished to the Purchaser the opinion of Clifford Chance US LLP, United States counsel for the Company, dated the Closing Date and in form and substance satisfactory to counsel for the Purchaser, to the effect that:

(i) To the best knowledge of such counsel there is no action, suit, investigation or proceeding, governmental or otherwise, pending, threatened or contemplated to which the Company or either Subsidiary is or may be a party or of which the business or property of the Company or either Subsidiary is or may be subject that is material to the Company and the Subsidiaries, taken as a whole, or which is required to be disclosed in the Registration Statement and the Prospectus.

(ii) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including without limitation the offering, issuance and sale by the Company of shares of Common Stock in the Rights Offering) will not violate or contravene any United States federal or New York law, rule or administrative regulation or any decree or order known to such counsel of any United States federal or New York court or governmental agency or body having jurisdiction over the Company or either Subsidiary or any of their respective properties, and except as required by the Securities Act, the Exchange Act and applicable state securities or Blue Sky laws, no consent, approval, authorization or order of any United States federal or New York court, governmental agency or body is required in connection with the issuance of the Shares by the Company and the consummation of the other transactions contemplated by this Agreement.

(iii) The Company is not an “investment company” or a company “controlled” by an “investment company” as defined in the Investment Company Act.

(iv) The Registration Statement was declared effective under the Securities Act on the Effective Date and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before the Commission under the Securities Act.

7. Conditions of the Company’s Obligations. The obligations of the Company under this Agreement to sell the Shares are subject to each of the following terms and conditions:

(a) On the Closing Date, the Company shall receive subscription proceeds for shares of Common Stock sold pursuant to the Rights Offering and the Subscription Agreements equal to at least $100 million.

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(b) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date.

8. Covenants of the Company. The Company covenants and agrees with the Purchaser that, for as long as the Purchaser is a shareholder of the Company, the Company shall:

(a) exercise due diligence in conducting its business in accordance with sound financial and banking standards and practices;

(b) comply with all relevant laws and regulations;

(c) keep its properties and business insured, as applicable for financial institutions of its size and business scope, with financially sound and reputable insurers;

(d) maintain an accounting system in conformity with US GAAP and an adequate management information system;

(e) maintain appropriate auditors, which would include Deloitte Touche Tohmatsu, Ernst & Young, PricewaterhouseCoopers or KPMG (or a successor to any of such firms);

(f) obtain and maintain in force all licenses, approvals or consents necessary for the carrying out of its business and operations and perform and observe all the conditions and restrictions contained in, or imposed on the Company or any of its subsidiaries by, any such licenses, approvals or consents;

(g) carry out promptly the recommendations made by the Company’s independent auditors in their management letter on administrative, control and accounting systems and procedures; and

(h) make provisions for its operations and/or assets and liabilities, and/or memorandum accounts at all times at least in accordance with the levels recommended or required by any authority with supervisory or regulatory jurisdiction over the Company and, in the event that the recommendation or requirement of two or more such authorities are divergent, the most conservative recommendation shall apply.

9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on the Closing Date (i) by the Purchaser by notifying the Company in writing at any time at or before the Closing Date if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement or if the Closing Date shall not have occurred by                     , 2003 as a result of the failure to fulfill any such condition; or (ii) by the Company by notifying the Purchaser in writing at any time at or before the Closing Date if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement or if the Closing Date shall not have occurred by                     , 2003 as a result of the failure to fulfill any such condition.

10. Miscellaneous. The respective agreements, representations and warranties, indemnities and other statements of the Company or its directors or officers and of the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company and shall survive delivery of and payment for the Shares.

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Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, or by telecopy with written confirmation of transmission and receipt:

(a) if to the Purchaser, to                                 ,                                 , telephone: (      )                 , telecopy: (      )                             , Attention:                 .

(b) if to the Company, to Banco Latinoamericano de Exportaciones, S.A., Calle 50 y Aquilino de la Guardia, Apartado 6-1497, El Dorado, Panama City, Republic of Panama, telephone: ###-##-####, telecopy: ###-##-####, Attention: José Castañeda.

11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

BANCO LATINOAMERICANO DE EXPORTACIONES, S.A.

By:
Name: Title:

[PURCHASER]

By:
Name: Title:

SCHEDULE I

BLADEX BOARD OF DIRECTORS

BLADEX SENIOR MANAGEMENT GROUP

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